SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2003

Pemco Aviation Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-13829 (Commission File Number)	84-0985295 (I.R.S. Employer Identification No.)

1943 North 50th Street

Birmingham, Alabama 35212

(Address of Principal Executive Offices)

(205) 592-0011

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99	Pemco Aviation Group, Inc. Press Release (including financial tables) dated May 2, 2003.

Item 9. Regulation FD Disclosure/ Results of Operations and Financial Condition

The following information is being furnished under Item 12 of Form 8-K, “Results of Operations and Financial Condition,” and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

On May 2, 2003, Pemco Aviation Group, Inc. announced its financial results for the quarter ended March 31, 2003. The press release is furnished to, but not filed with the Commission, as Exhibit 99 to this Form and is incorporated herein by reference.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of Pemco Aviation Group, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2003	PEMCO AVIATION GROUP, INC.

	By:	/s/ JOHN R. LEE
Name: John R. Lee Title: Sr. Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Exhibit
99	Press Release dated May 2, 2003. *

•	This Exhibit is furnished to, but not filed with the Commission by inclusion herein.